SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2020
SUBSEQUENT EVENTS
NOTE 11. SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2020, up through the date the Company issued the audited consolidated financial statements. During the period, the Company has the material subsequent events, as follows:

On October 28, 2020, the Company issued a total of 800,000 restricted shares to Ruby Hui, over 5% shareholder of the Company at $0.05 per share pursuant to a private placement agreement.

On May 20, 2021, The Company acquired the master franchise right of Easy Learn AI-Powered English ("Easy Learn") for Southern China from Beijing Sunshine Education Co., Limited under a Platform Use Agreement.